MAA	May 1, 2013	Supplemental Data S-1

MULTIFAMILY COMMUNITIES AND UNITS

Dollars in thousands

MULTIFAMILY COMMUNITIES

	Number of Units					Number of Communities
	2013	2012				2013	2012
	Mar 31 (1)	Dec 31	Sept 30	Jun 30	Mar 31	Mar 31 (2)	Dec 31	Sept 30	Jun 30	Mar 31
Same store communities	41,682	40,609	40,609	40,609	40,609	138	136	136	136	136
Stabilized non-same store communities	5,697	6,460	6,700	6,206	5,667	21	22	23	24	22
Development communities	774	774	1,220	1,220	1,220	2	2	3	3	3
Lease-up communities	740	740	-	-	-	2	2	-	-	-
Wholly-owned communities	48,893	48,583	48,529	48,035	47,496	163	162	162	163	161
Joint venture communities	1,472	1,782	1,782	1,782	2,261	5	6	6	6	7
Total Multifamily communities	50,365	50,365	50,311	49,817	49,757	168	168	168	169	168

(1) The Number of Units for Development Communities includes 668 units which have not yet been delivered and are unavailable for occupancy.

(2) The Number of Communities for Development Communities excludes one development which is a phase II to an existing community.

DEVELOPMENT PIPELINE

3.8% of Multifamily Gross Assets

		Units as of March 31, 2013
		Total to	Available			Estimated Cost		Cost	Construction		Initial	Expected
	MSA	be Built	to Occupy	Occupied	Leased	Total	per Unit	to Date	Start	Finish	Occupancy	Stabilized
River's Walk	Charleston	270	-	-	31	$33,400	$124	$21,900	1Q12	4Q13	2Q13	4Q14
1225 South Church Phase II	Charlotte	210	106	50	107	$27,500	$131	$26,300	2Q11	2Q13	1Q13	1Q14
220 Riverside	Jacksonville	294	-	-	-	$40,400	$137	$8,100	4Q12	4Q14	3Q14	4Q15
Total		774	106	50	138	$101,300	$131	$56,300

LEASE-UP COMMUNITIES
		As of March 31, 2013
		Total	Percent	Estimated Cost		Cost	Construction	Expected
	MSA	Units	Occupied	Total	per Unit	to Date	Finished	Stabilized
Ridge at Chenal Valley	Little Rock	312	82%	$29,200	$94	$29,100	3Q12	3Q13
Cool Springs	Nashville	428	82%	$56,400	$132	$56,300	4Q12	4Q13
Total		740	82%	$85,600	$116	$85,400

DEVELOPMENT AND LEASE-UP OPERATING DATA

	2013	2012
	Mar 31	Dec 31	Sept 30	Jun 30	Mar 31
Revenue from development communities	$48	$2	$1,649	$771	$197
Revenue from lease-up communities	2,422	2,139	-	-	-
Total development and lease-up revenues	2,470	2,141	1,649	771	197

Operating expenses from development communities	85	7	593	379	232
Operating expenses from lease-up communities	828	618	-	-	-
Total development and lease-up operating expenses	913	625	593	379	232

Total development and lease-up NOI	$1,557	$1,516	$1,056	$392	$(35)
Number of communities represented (3)	4	4	3	3	3

(3) The Number of Communities Represented excludes one development community which is a phase II to an existing community; however, values for the phase are included in the table.

MAA	May 1, 2013	Supplemental Data S-2

MULTIFAMILY COMMUNITY STATISTICS

Dollars in thousands except Average Effective Rent

							Average
							Effective
			As of March 31, 2013				Rent for the
					Percent to		Three Months
			Completed	Gross	Total of Gross	Physical	Ended
			Units	Real Assets	Real Assets	Occupancy	Mar 31, 2013

Dallas, TX			4,810	$360,104	9.3%	96.0%	$901.75
Atlanta, GA			2,998	$301,955	7.8%	94.2%	$943.86
Jacksonville, FL			3,950	$281,808	7.3%	97.4%	$850.61
Nashville, TN			2,779	$227,679	5.9%	95.9%	$899.32
Houston, TX			2,909	$223,250	5.8%	96.6%	$903.54
Austin, TX			2,255	$178,935	4.6%	97.1%	$934.11
Raleigh/Durham, NC			1,549	$159,765	4.1%	95.7%	$931.35
Tampa, FL			1,786	$130,001	3.4%	95.7%	$942.18
Phoenix, AZ			1,024	$115,609	3.0%	96.0%	$787.86
Orlando, FL			682	$65,125	1.7%	95.3%	$920.82
South Florida			480	$55,851	1.4%	95.4%	$1,389.90
Charlotte, NC			196	$27,290	0.7%	95.4%	$1,190.87
Large Markets			25,418	$2,127,372	55.0%	96.1%	$913.60

Memphis, TN			3,305	$193,210	5.0%	97.0%	$762.50
San Antonio, TX			1,176	$111,917	2.9%	97.5%	$973.42
Greenville, SC			1,748	$92,124	2.4%	96.4%	$677.93
Columbus, GA			1,509	$86,142	2.2%	95.8%	$762.38
Little Rock, AR			1,056	$78,575	2.0%	95.2%	$822.62
Savannah, GA			782	$72,317	1.9%	94.6%	$920.89
Jackson, MS			1,241	$66,686	1.7%	97.2%	$787.41
Lexington, KY			924	$64,899	1.7%	94.6%	$782.34
Norfolk, Hampton, VA Beach, VA			536	$55,266	1.4%	96.8%	$1,063.15
Kansas City, MO			323	$52,121	1.3%	91.6%	$1,208.29
Tallahassee, FL			604	$45,989	1.2%	94.9%	$909.56
Augusta, GA/Aiken, SC			912	$45,134	1.2%	94.5%	$691.62
Birmingham, AL			440	$44,065	1.1%	96.6%	$984.43
Charleston, SC			488	$43,968	1.1%	95.5%	$997.70
Chattanooga, TN			943	$43,252	1.1%	95.5%	$734.33
Richmond, VA			300	$42,004	1.1%	93.7%	$1,225.45
Macon, GA			694	$41,777	1.1%	96.3%	$750.16
All Other Secondary Markets by State (individual markets <$40MM gross real assets)
Florida			2,130	$138,730	3.6%	97.6%	$787.65
Georgia			1,233	$74,376	1.9%	97.5%	$707.59
Alabama			752	$48,125	1.2%	95.2%	$730.93
Virginia			232	$39,226	1.0%	93.5%	$1,361.11
Tennessee			665	$37,528	1.0%	97.1%	$683.80
South Carolina			576	$34,123	0.9%	95.7%	$740.07
Kentucky			624	$33,438	0.9%	94.9%	$760.37
North Carolina			240	$9,665	0.3%	91.7%	$597.96
Secondary Markets			23,433	$1,594,657	41.2%	96.1%	$804.20

	Subtotal		48,851	$3,722,029	96.2%	96.1%	$861.12
		Total
		Units
Nashville, TN	Large	428	428	$56,312	1.5%	82.4%	$1,423.46
Charleston, SC	Secondary	270	-	$21,872	0.6%	N/A	N/A
Little Rock, AR	Secondary	312	312	$29,175	0.8%	82.3%	$1,001.92
Charlotte, NC	Large	210	106	$26,303	0.7%	47.2%	$1,080.24
Jacksonville, FL	Large	294	-	$6,948	0.2%	N/A	N/A
Lease-up and Development		1,514	846	$140,610	3.8%	78.0%	$1,224.99

Total Multifamily Communities		50,365	49,697	$3,862,639	100.0%	95.8%	$867.31

MAA	May 1, 2013	Supplemental Data S-3

SAME STORE SUMMARY

Dollars in thousands

	Comparison to Prior Year			Comparison to Prior Quarter
			Percent			Percent
	1Q13	1Q12	Change	1Q13	4Q12	Change
Revenues	$114,045	$108,901	4.7%	$114,045	$113,241	0.7%
Expense	45,241	44,990	0.6%	45,241	45,201	0.1%
NOI	$68,804	$63,911	7.7%	$68,804	$68,040	1.1%

NOI BRIDGE

Dollars in thousands

	Three Months Ended
	3/31/13	12/31/12	3/31/12

NOI
Large market same store	$37,755	$37,384	$34,599
Secondary market same store	31,049	30,656	29,312
Total same store	68,804	68,040	63,911
Non-same store	11,609	11,595	5,605
Total NOI	80,413	79,635	69,516
Held for sale NOI included above	-	(180)	(1,837)
Management fee income	177	212	269
Depreciation and amortization	(33,433)	(33,449)	(29,718)
Acquisition expense	(10)	(7)	634
Property management expenses	(5,331)	(5,600)	(5,454)
General and administrative expenses	(3,239)	(3,326)	(3,447)
Interest and other non-property income	47	87	142
Interest expense	(15,716)	(15,773)	(14,110)
(Loss) gain on debt extinguishment	(169)	(659)	20
Amortization of deferred financing costs	(804)	(941)	(771)
Net casualty gain (loss) and other settlement proceeds	16	18	(4)
Gain (loss) from real estate joint ventures	54	(53)	(31)
Discontinued operations	-	3,243	9,859
Net income attributable to noncontrolling interests	(825)	(900)	(1,178)
Net income attributable to MAA	$21,180	$22,307	$23,890

MAA	May 1, 2013	Supplemental Data S-4

CURRENT PERIOD SAME STORE DETAILS

Dollars in thousands except Average Effective Rent per Unit and Average Total Revenue per Occupied Unit

SAME STORE CURRENT PERIOD ACTUALS As of March 31, 2013, unless otherwise noted

		Three Months Ended March 31, 2013
					Average	Average		Average
					Effective	Total Revenue	Average	Daily	Period End	Twelve
					Rent	per Occupied	Economic	Physical	Physical	Month
	Units	Revenue	Expense	NOI	per Unit	Unit	Occupancy	Occupancy	Occupancy	Turn Rate
Large Markets
Dallas, TX	4,560	$13,356	$5,468	$7,888	$901.86	$1,023.38	94.3%	95.4%	96.1%	56.9%
Jacksonville, FL	3,202	$8,801	$3,286	$5,515	$867.28	$951.74	95.3%	96.3%	97.2%	53.2%
Nashville, TN	2,779	$8,047	$2,889	$5,158	$899.32	$1,017.19	94.3%	94.9%	95.9%	58.0%
Atlanta, GA	2,109	$5,876	$2,456	$3,420	$866.02	$1,009.51	91.8%	92.0%	93.9%	52.2%
Houston, TX	2,281	$6,637	$2,892	$3,745	$890.67	$1,018.03	93.9%	95.3%	96.1%	56.8%
Raleigh/Durham, NC	1,549	$4,701	$1,585	$3,116	$931.35	$1,062.30	94.3%	95.2%	95.7%	53.4%
Austin, TX	1,776	$5,276	$2,339	$2,937	$886.65	$1,025.27	96.4%	96.6%	97.3%	54.0%
Phoenix, AZ	1,024	$2,644	$1,109	$1,535	$787.86	$900.43	94.4%	95.6%	96.0%	61.8%
Tampa, FL	1,552	$4,695	$1,909	$2,786	$920.29	$1,060.20	94.8%	95.1%	95.9%	49.5%
South Florida	480	$1,987	$757	$1,230	$1,389.90	$1,473.29	93.7%	93.7%	95.4%	46.9%
Orlando, FL	288	$683	$258	$425	$786.14	$842.91	91.9%	93.8%	95.5%	49.3%
Large Markets Total	21,600	$62,703	$24,948	$37,755	$897.81	$1,017.17	94.3%	95.1%	96.1%	54.9%

Secondary Markets
Memphis, TN	3,305	$8,133	$3,620	$4,513	$762.50	$858.21	94.9%	95.6%	97.0%	52.9%
Greenville, SC	1,748	$3,899	$1,621	$2,278	$677.93	$782.74	94.7%	95.0%	96.4%	58.6%
Little Rock, AR	1,056	$2,691	$1,035	$1,656	$822.62	$900.55	92.4%	94.3%	95.2%	54.2%
Savannah, GA	782	$2,254	$774	$1,480	$920.89	$1,026.95	92.3%	93.5%	94.6%	64.8%
Jackson, MS	1,241	$3,189	$1,158	$2,031	$787.41	$900.03	94.4%	95.2%	97.2%	59.1%
Lexington, KY	924	$2,226	$788	$1,438	$782.34	$856.47	92.2%	93.8%	94.6%	59.5%
Columbus, GA	1,008	$2,641	$1,024	$1,617	$833.56	$943.94	91.2%	92.5%	95.3%	68.8%
San Antonio, TX	740	$2,107	$850	$1,257	$899.11	$997.35	94.5%	95.2%	97.7%	73.9%
Birmingham, AL	440	$1,375	$557	$818	$984.43	$1,116.74	91.5%	93.3%	96.6%	63.6%
Charleston, SC	488	$1,571	$542	$1,029	$997.70	$1,129.20	93.6%	95.1%	95.5%	62.9%
Chattanooga, TN	943	$2,338	$967	$1,371	$734.33	$869.38	94.8%	95.1%	95.5%	58.5%
Richmond, VA	300	$1,107	$333	$774	$1,225.45	$1,322.57	92.2%	93.0%	93.7%	51.0%
Fredericksburg, VA	232	$965	$274	$691	$1,361.11	$1,490.17	92.3%	93.1%	93.5%	47.4%
Gainesville, FL	468	$1,353	$491	$862	$922.88	$1,016.26	94.0%	94.8%	95.7%	46.8%
Jackson, TN	665	$1,455	$688	$767	$683.80	$761.79	94.0%	95.7%	97.1%	57.1%
Columbia, SC	576	$1,403	$673	$730	$740.07	$870.00	93.3%	93.3%	95.7%	53.8%
Augusta, GA/Aiken, SC	640	$1,488	$636	$852	$721.82	$826.25	92.9%	93.8%	94.1%	62.8%
Huntsville, AL	544	$1,283	$524	$759	$711.91	$845.60	90.9%	93.0%	94.3%	56.8%
Warner Robins, GA	504	$1,249	$468	$781	$740.86	$860.92	94.3%	95.9%	96.6%	59.7%
All Other Secondary Markets by State (individual markets <$30MM gross real assets)
Florida	1,710	$4,261	$1,711	$2,550	$767.51	$867.25	96.2%	95.8%	97.3%	59.8%
Kentucky	624	$1,481	$492	$989	$760.37	$837.06	92.7%	94.5%	94.9%	55.0%
Georgia	400	$966	$370	$596	$727.85	$827.08	94.7%	97.3%	97.3%	54.8%
Virginia	296	$904	$323	$581	$923.27	$1,052.56	92.2%	96.7%	96.3%	70.9%
Alabama	208	$527	$194	$333	$780.70	$872.04	95.1%	96.8%	97.6%	55.8%
North Carolina	240	$476	$180	$296	$597.96	$702.66	92.6%	94.2%	91.7%	64.6%
Secondary Markets Total	20,082	$51,342	$20,293	$31,049	$796.15	$899.09	93.7%	94.8%	96.1%	58.6%

Total Same Store	41,682	$114,045	$45,241	$68,804	$848.83	$960.39	94.0%	95.0%	96.1%	56.7%

MAA	May 1, 2013	Supplemental Data S-5

SAME STORE GROWTH DETAILS

SAME STORE PERCENT CHANGE TO THREE MONTHS ENDED MARCH 31, 2013

FROM THREE MONTHS ENDED DECEMBER 31, 2012 (PRIOR QUARTER) AND THREE MONTHS ENDED MARCH 31, 2012 (PRIOR YEAR)

							Quarterly Average		Period End
	Revenue		Expense		NOI		Effective Rent		Physical Occupancy
	Prior	Prior	Prior	Prior	Prior	Prior	Prior	Prior	Prior	Prior
	Quarter	Year	Quarter	Year	Quarter	Year	Quarter	Year	Quarter	Year
Large Markets
Dallas, TX	0.7%	6.7%	-3.0%	0.0%	3.4%	11.9%	0.7%	6.1%	0.6%	0.4%
Jacksonville, FL	0.7%	5.0%	2.5%	0.0%	-0.4%	8.2%	0.8%	3.9%	0.8%	0.5%
Nashville, TN	0.2%	6.2%	-1.6%	2.3%	1.2%	8.5%	0.8%	7.5%	0.9%	-0.8%
Atlanta, GA	-0.4%	2.1%	3.9%	5.8%	-3.3%	-0.4%	0.7%	4.3%	1.3%	-2.4%
Houston, TX	1.7%	7.1%	0.8%	-0.8%	2.4%	14.1%	0.7%	6.1%	1.1%	-0.3%
Raleigh/Durham, NC	1.8%	7.9%	-1.8%	0.6%	3.7%	12.0%	0.4%	5.9%	-0.3%	-1.1%
Austin, TX	1.3%	10.1%	4.7%	2.8%	-1.2%	16.8%	0.8%	7.9%	1.4%	1.1%
Phoenix, AZ	0.2%	4.4%	-4.5%	-1.5%	3.9%	9.2%	0.6%	3.8%	0.5%	0.5%
Tampa, FL	1.6%	4.1%	2.9%	2.0%	0.7%	5.5%	0.6%	4.8%	1.2%	-1.4%
South Florida	-1.8%	2.2%	3.4%	3.8%	-4.8%	1.2%	0.8%	4.5%	1.7%	-1.3%
Orlando, FL	-1.7%	-0.6%	-9.5%	-2.3%	3.7%	0.5%	1.0%	5.4%	1.7%	-1.0%
Large Markets Total	0.7%	5.8%	0.2%	1.2%	1.0%	9.1%	0.7%	5.6%	0.9%	-0.3%

Secondary Markets
Memphis, TN	1.6%	2.8%	3.9%	0.7%	-0.1%	4.6%	-0.1%	3.2%	0.7%	0.3%
Greenville, SC	1.0%	5.2%	0.4%	0.4%	1.5%	8.9%	-0.2%	5.3%	1.4%	0.2%
Little Rock, AR	0.6%	2.3%	0.5%	5.3%	0.6%	0.5%	0.1%	2.9%	-0.5%	-0.9%
Savannah, GA	-1.5%	2.8%	-3.1%	-8.4%	-0.6%	9.8%	-0.5%	4.8%	2.4%	0.8%
Jackson, MS	3.1%	3.8%	-2.9%	1.3%	6.8%	5.2%	0.9%	3.6%	2.0%	1.0%
Lexington, KY	-0.4%	4.0%	-6.3%	-6.2%	3.1%	10.5%	0.4%	5.8%	1.1%	0.6%
Columbus, GA	0.2%	0.8%	1.4%	-1.5%	-0.5%	2.3%	0.9%	1.9%	2.1%	2.6%
San Antonio, TX	0.3%	3.2%	-0.9%	-2.6%	1.1%	7.6%	-1.5%	0.9%	4.7%	1.5%
Birmingham, AL	1.2%	0.6%	-5.9%	6.5%	6.6%	-3.1%	-1.2%	0.6%	5.7%	-2.0%
Charleston, SC	-1.3%	3.7%	-4.9%	-5.9%	0.8%	9.6%	-0.6%	3.9%	-0.6%	1.6%
Chattanooga, TN	1.1%	5.5%	-2.4%	0.0%	3.8%	9.8%	0.4%	5.4%	1.1%	-0.4%
Richmond, VA	-0.1%	5.9%	6.4%	4.1%	-2.6%	6.8%	-0.6%	4.8%	1.7%	-1.7%
Fredericksburg, VA	-0.8%	5.8%	16.1%	3.4%	-6.2%	6.8%	0.2%	6.6%	-0.4%	-3.4%
Gainesville, FL	1.9%	4.0%	5.6%	-6.8%	-0.1%	11.4%	0.0%	3.7%	2.6%	-0.6%
Jackson, TN	0.8%	3.7%	1.3%	2.7%	0.4%	4.6%	0.7%	4.3%	1.7%	1.4%
Columbia, SC	-2.6%	3.2%	0.0%	5.8%	-4.8%	0.8%	-1.1%	4.4%	2.1%	0.5%
Augusta, GA/Aiken, SC	-0.5%	0.5%	-1.5%	-0.5%	0.2%	1.3%	-0.2%	1.3%	-0.6%	-3.0%
Huntsville, AL	2.0%	5.9%	0.2%	0.8%	3.3%	9.7%	0.5%	2.5%	1.3%	0.9%
Warner Robins, GA	0.6%	0.6%	-2.1%	0.2%	2.2%	0.9%	-0.2%	1.8%	-3.2%	-1.0%
All Other Secondary Markets by State (individual markets <$30MM gross real assets)
Florida	1.5%	4.0%	1.7%	0.2%	1.3%	6.6%	0.6%	3.7%	1.9%	0.4%
Kentucky	-0.7%	5.3%	-4.1%	-0.8%	1.1%	8.7%	0.2%	5.8%	-1.0%	-2.6%
Georgia	4.8%	8.4%	-7.5%	-5.6%	14.2%	19.4%	0.4%	2.3%	0.0%	3.5%
Virginia	-0.4%	2.7%	2.5%	3.5%	-2.0%	2.3%	-0.5%	2.9%	0.0%	-1.0%
Alabama	-0.9%	-2.4%	-8.9%	-5.4%	4.4%	-0.6%	0.3%	1.4%	0.5%	-1.9%
North Carolina	1.1%	2.4%	-5.8%	0.6%	5.7%	3.5%	0.0%	4.2%	-4.6%	-4.6%
Secondary Markets Total	0.7%	3.4%	-0.1%	-0.2%	1.3%	5.9%	0.0%	3.6%	1.1%	0.1%

Total Same Store	0.7%	4.7%	0.1%	0.6%	1.1%	7.7%	0.4%	4.7%	1.0%	-0.1%

MAA	May 1, 2013	Supplemental Data S-6

EBITDA AND BALANCE SHEET RATIOS
Dollars in thousands

	Three Months
	Ended
	March 31,	Trailing
	2013	4 Quarters
Net income attributable to MAA	$21,180	$102,513
Depreciation and amortization	33,433	129,851
Interest expense	15,716	60,357
Loss on debt extinguishment	169	843
Amortization of deferred financing costs	804	3,585
Net casualty gain and other settlement proceeds	(16)	(116)
Gain on sale of non-depreciable or non-real estate assets	-	(45)
Depreciation of discontinued operations	-	1,447
Gain on sale of discontinued operations	-	(32,206)
EBITDA	$71,286	$266,229

	Three Months Ended
	March 31,
	2013		2012
EBITDA/Debt Service	4.17	x	4.03	x
Fixed Charge Coverage (1)	4.54	x	4.26	x
Total Debt/Total Capitalization (2)	35.6%		34.9%
Total Debt/Total Gross Assets	44.0%		43.8%
Total Net Debt (3)/Total Gross Assets	43.7%		42.6%
Total Net Debt (3)/EBITDA	6.32	x	6.75	x
Unencumbered Assets/Total Gross Assets	57.2%		35.9%

(1)	Fixed charge coverage represents EBITDA divided by interest expense and any preferred dividends.
(2)	Total Capitalization equals the number of shares of common stock and units at period end times the closing stock price at period end plus total debt outstanding.
(3)	Total Net Debt equals Total Debt less Cash and Cash Equivalents.

CREDIT RATINGS

	Rating	Outlook
Fitch Ratings (4)	BBB	Stable
Moody's Investors Service (5)	Baa2	Stable
Standard & Poor's Ratings Services (4)	BBB-	Positive

(4)	Corporate credit rating assigned to Mid-America Apartment Communities, Inc. and its primary operating partnership, Mid-America Apartments, LP.
(5)	Corporate credit rating assigned to Mid-America Apartments, LP, the primary operating partnership of Mid-America Apartment Communities, Inc.

MAA	May 1, 2013	Supplemental Data S-7

DEBT AS OF MARCH 31, 2013
Dollars in thousands

SUMMARY OF OUTSTANDING INTEREST RATE MATURITIES

		Average
		Years
	Principal	to Rate	Effective
	Balance	Maturity	Rate
Secured Debt
Conventional - Fixed Rate or Swapped	$755,116	3.9	5.0%
Conventional - Variable Rate - Capped (1)(2)	213,136	2.9	1.0%
Tax-free - Variable Rate - Capped (1)	89,969	2.9	1.0%
Total Secured Fixed or Hedged Rate Debt	1,058,221	3.6	3.9%
Conventional - Variable Rate	56,032	0.2	0.8%
Total Secured Debt	1,114,253	3.4	3.7%
Unsecured Debt
Fixed Rate or Swapped	460,000	6.9	3.8%
Variable Rate	117,000	0.1	1.5%
Total Unsecured Debt	577,000	5.5	3.4%
Total Debt	$1,691,253	4.1	3.6%

Total Fixed or Hedged Debt	$1,518,221	4.6	3.9%

(1)	The effective rate represents the average rate on the underlying variable debt unless the cap rates are reached, which average 4.6% of LIBOR for conventional caps and 5.4% of SIFMA for tax-free caps.

(2)	Includes a $15 million mortgage with an embedded cap at a 7% all-in interest rate.

OTHER SUMMARIES

			Effective	Years to
		Percent of	Interest	Rate
Floating Versus Fixed Rate or Hedged Debt	Balance	Total	Rate	Maturity
Fixed rate or swapped debt	$1,215,116	71.9%	4.6%	5.0
Capped debt	303,105	17.9%	1.0%	2.9
Floating (unhedged) debt	173,032	10.2%	1.2%	0.1
Total	$1,691,253	100.0%	3.6%	4.1

			Effective	Years to
		Percent of	Interest	Contract
Secured Versus Unsecured Debt	Balance	Total	Rate	Maturity
Unsecured debt	$577,000	34.1%	3.4%	6.0
Secured debt	1,114,253	65.9%	3.7%	5.2
Total	$1,691,253	100.0%	3.6%	5.5

	Total	Percent of	1Q13	Percent of
Unencumbered Versus Encumbered Assets	Cost	Total	NOI	Total
Unencumbered gross assets	$2,199,792	57.2%	$43,720	54.4%
Encumbered gross assets	1,647,998	42.8%	36,693	45.6%
Total	$3,847,790	100.0%	$80,413	100.0%

MAA	May 1, 2013	Supplemental Data S-8

DEBT AS OF MARCH 31, 2013 continued
Dollars in thousands

OUTSTANDING BALANCES

				Average
	Available		Remaining	Years to
	Credit	Amount	Available	Contract
	Limit	Borrowed	Capacity	Maturity
Fannie Mae Credit Facilities	$529,690	$529,690	$-	5.9
Freddie Mac Credit Facilities	198,247	198,247	$-	1.3
Other Secured Borrowings	386,316	386,316	$-	6.3
Unsecured Credit Facility	323,637	117,000	$206,637	2.6
Other Unsecured Debt	460,000	460,000	$-	6.9
Total Debt	$1,897,890	$1,691,253	$206,637	5.5

DEBT MATURITIES OF OUTSTANDING BALANCES

	Credit Facility Amounts Borrowed
	Secured		Unsecured	Other	Other
Maturity	Fannie Mae	Freddie Mac	Facility	Secured	Unsecured	Total
2013	$-	$-	$-	$-	$-	$-
2014	78,721	198,247	-	16,127	-	$293,095
2015	120,000	-	117,000	50,583	-	$287,583
2016	80,000	-	-	-	-	$80,000
2017	80,000	-	-	60,539	168,000	$308,539
Thereafter	170,969	-	-	259,067	292,000	$722,036
Total	$529,690	$198,247	$117,000	$386,316	$460,000	$1,691,253

FIXED OR HEDGED INTEREST RATE MATURITIES

							Average
	Fixed	Interest	Total		Interest	Total	Years to
	Rate	Rate	Fixed Rate	Contract	Rate	Fixed or	Rate
Maturity	Debt	Swaps	Balances	Rate	Caps	Hedged	Maturity
2013	$-	$115,000	$115,000	5.2%	$7,945	$122,945
2014	16,127	144,000	160,127	5.7%	59,570	$219,697
2015	35,383	75,000	110,383	5.6%	55,200	$165,583
2016	-	-	-	0.0%	89,280	$89,280
2017	128,539	150,000	278,539	2.7%	66,110	$344,649
Thereafter	551,067	-	551,067	4.7%	25,000	$576,067
Total	$731,116	$484,000	$1,215,116	4.5%	$303,105	$1,518,221	4.6

MAA	May 1, 2013	Supplemental Data S-9

JOINT VENTURE OPERATIONS

Dollars in thousands

OPERATING DATA (MAA'S PRO-RATA SHARE)

	Three Months Ended,
	March 31,
	2013	2012
Property revenues	$1,520	$2,152
Property operating expenses	667	1,037
Net Operating Income	853	1,115

Interest expense	398	558
Depreciation and amortization	382	558
Other	19	30
Total Other Expenses	799	1,146
Gain (loss) from real estate joint ventures	$54	$(31)

BALANCE SHEET DATA

	March 31,	December 31,
	2013	2012
Gross real estate assets	$114,078	$149,790
Accumulated depreciation	(12,353)	(17,354)
Real estate assets, net	101,725	132,436
Other assets	5,387	7,266
Total assets	107,112	139,702

Notes payable	87,752	106,081
Other liabilities	4,010	6,208
Total liabilities	91,762	112,289

Member's equity	15,350	27,413
Total liabilities and member's equity	$107,112	$139,702

MAA's investment in real estate joint venture	$749	$4,837
MAA's pro-rata share of joint venture debt	$29,248	$35,357
MAA's pro-rata share of joint venture gross real estate assets	$38,022	$49,925
Percent of MAA wholly owned gross real estate assets	1%	1%

COMMUNITY DATA (as of end of period)

	March 31,	December 31,
	2013	2012
Number of communities	5	6
Number of units	1,472	1,782

MAA	May 1, 2013	Supplemental Data S-10

2013 GUIDANCE

Updated
Full Year
2013 Guidance

Results:
FFO per Share - diluted	$4.77 to $4.97
Midpoint	$4.87
AFFO per Share - diluted	$4.10 to $4.30

Same Store Communities:
Number of Units	41,682
Property Revenue Growth	4% to 5%
Property Operating Expense Growth	3.5% to 4.5%
Property NOI Growth	4% to 6%
Real Estate Tax Expense Growth	5.5% to 6.5%
Physical Occupancy	95% to 96%

Transaction/Investment Volume:
Acquisition Volume (wholly-owned)	$250 to $300 million
Acqusition Expenses	$1.5 to $2 million
Disposition Volume (wholly-owned)	$150 to $160 million
Development Investment	$40 to $50 million

Debt:
Average Interest Rate	3.8% to 4.0%
Capitalized Interest	$1 to $1.5 million
Leverage (Total Net Debt/Total Gross Assets)	43% to 45%
Unencumbered Asset Pool (Percent of Total Gross Assets)	55% to 60%

Corporate Expenses:
General and administrative and property management expenses	$37 to $38 million

MAA provides guidance on FFO per Share but does not forecast net income available for common shareholders per diluted share. It is not possible to reasonably predict the timing and certainty of acquisitions and dispositions that would materially affect depreciation, capital gains or losses and net income attributable to noncontrolling interests or to forecast extraordinary items, which, combined, generally represent the difference between net income available for common shareholders and FFO.